Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of the income tax provision (benefit) for each of the periods presented below are as follows:

	Years Ended December 31,
	2018	2017	2016
	($ in millions)
Current
Federal	$—	$(14)	$(14)
State	—	5	(5)
Current Income Taxes	—	(9)	(19)
Deferred
Federal	3	13	(147)
State	(13)	(2)	(24)
Deferred Income Taxes	(10)	11	(171)
Total	$(10)	$2	$(190)

The effective income tax expense (benefit) differed from the computed "expected" federal income tax expense on earnings before income taxes for the following reasons:

	Years Ended December 31,
	2018	2017	2016
	($ in millions)
Income tax expense (benefit) at the federal statutory rate (21%, 35%, 35%)	$45	$(175)	$(1,288)
State income taxes (net of federal income tax benefit)	27	5	33
Remeasurement of deferred tax assets and liabilities	—	931	—
Change in valuation allowance	(97)	(771)	1,042
Other	15	12	23
Total	$(10)	$2	$(190)

We applied the guidance in SAB 118 when accounting for the enactment-date effect of the Tax Act. At December 31, 2017, we had not completed our accounting for all of the enactment-date income tax effects of the Tax Act under ASC 740, Income Taxes, for certain items as we were waiting on additional guidance to be issued. At December 31, 2018, we have now completed our accounting for all of the enactment-date income tax effects of the Tax Act. The adjustments made during 2018 are considered immaterial but nevertheless are included as a component of income tax expense in our consolidated statement of operations for the year ended December 31, 2018, which is fully offset with an adjustment to the valuation allowance against our net deferred tax asset.
We reassessed the realizability of our deferred tax assets and continue to maintain a valuation allowance against all or substantially all of our net deferred tax asset. The $97 million net decrease in our valuation allowance is reflected as a component of income tax expense in our consolidated statement of operations for the year ended December 31, 2018. This decrease in the valuation allowance is primarily due to offsetting current year tax expense.
Deferred income taxes are provided to reflect temporary differences in the tax basis of assets and liabilities and their reported amounts in the financial statements. The tax-effected temporary differences, tax credits and net operating loss carryforwards that comprise our deferred taxes are as follows:

	Years Ended December 31,
	2018	2017
	($ in millions)
Deferred tax liabilities:
Property, plant and equipment	$(976)	$(580)
Volumetric production payments	(86)	(83)
Carrying value of debt	(95)	—
Derivative instruments	(56)	—
Other	(7)	(20)
Deferred tax liabilities	(1,220)	(683)

Deferred tax assets:
Net operating loss carryforwards	2,737	2,248
Carrying value of debt	—	161
Disallowed business interest carryforward	194	—
Asset retirement obligations	40	42
Investments	111	140
Derivative instruments	—	18
Accrued liabilities	89	125
Other	60	71
Deferred tax assets	3,231	2,805
Valuation allowance	(2,011)	(2,119)
Deferred tax assets after valuation allowance	1,220	686
Net deferred tax assets	$—	$3
As of December 31, 2018, we had federal NOL carryforwards of approximately $10.138 billion and state NOL carryforwards of approximately $10.688 billion, which excludes the NOL carryforwards related to unrecognized tax benefits. The associated deferred tax assets related to these federal and state NOL carryforwards were $2.129 billion and $608 million, respectively. The federal NOL carryforwards generated in tax years prior to 2018 expire between 2031 and 2037. As a result of the Tax Act, the 2018 federal NOL carryforward has no expiration. The value of these carryforwards depends on our ability to generate future taxable income. As of December 31, 2018 and 2017, we had deferred tax assets of $3.231 billion and $2.805 billion upon which we had a valuation allowance of $2.011 billion and $2.119 billion, respectively. Of the net change in the valuation allowance of $108 million for both federal and state deferred tax assets, $97 million is reflected as a component of income tax expense in the consolidated statement of operations and the remainder is reflected in components of stockholders’ equity.
A valuation allowance against deferred tax assets, including NOL carryforwards and disallowed business interest, is recognized when it is more likely than not that all or some portion of the benefit from the deferred tax assets will not be realized. To assess that likelihood, we use estimates and judgment regarding our future taxable income, and we consider the tax consequences in the jurisdiction where such taxable income is generated, to determine whether a valuation allowance is required. Such evidence can include our current financial position, our results of operations, both actual and forecasted, the reversal of existing taxable temporary differences, and tax planning strategies, as well as the current and forecasted business economics of our industry. Management assesses all available evidence, both positive and negative, to estimate whether sufficient future taxable income will be generated to permit the use of deferred tax assets. A significant piece of objectively verifiable negative evidence is the cumulative loss incurred over the three-year period ended December 31, 2018. Such objective negative evidence limits our ability to consider various forms of subjective positive evidence, such as our projections for future income. Accordingly, management has not changed its judgment for the period ended December 31, 2018 with respect to the need for a valuation allowance against all or substantially all of our net deferred tax asset position. The amount of the deferred tax asset considered realizable could be adjusted if projections of future taxable income are increased and/or if objective negative evidence in the form of cumulative losses is no longer present. Based on our current forecast, we may come out of a three-year cumulative loss position in the foreseeable future. Should we return to a level of sustained profitability, consideration will need to be given to future projections of taxable income to determine whether such projections provide an adequate source of taxable income for the realization of our deferred tax assets, namely federal NOL carryforwards and disallowed business interest carryforwards. If so, then all or a portion of the valuation allowance could possibly be released.
Our ability to utilize NOL carryforwards and possibly other tax attributes to reduce future federal taxable income and federal income tax is subject to various limitations under Section 382 of the Code. The utilization of these attributes may be limited upon the occurrence of certain ownership changes, including the issuance or exercise of rights to acquire stock, the purchase or sale of stock by 5% stockholders (as such shareholders are defined in Treasury regulations), and the offering of stock by us during any three-year period resulting in an aggregate change of more than 50% in the beneficial ownership of Chesapeake.
As of December 31, 2018, we do not believe that an ownership change has occurred that would limit the utilization of our NOL carryforwards and other tax attributes. Certain future transactions involving our equity (including relatively small transactions and transactions beyond our control) could cause an ownership change and therefore a limitation on the annual utilization of NOL carryforwards and possibly other tax attributes.
Accounting guidance for recognizing and measuring uncertain tax positions requires a more likely than not threshold condition be met on a tax position, based solely on the technical merits of being sustained, before any benefit of the tax position can be recognized in the financial statements. Guidance is also provided regarding de-recognition, classification and disclosure of uncertain tax positions. As of December 31, 2018 and 2017, the amount of unrecognized tax benefits related to NOL carryforwards and tax liabilities associated with uncertain tax positions was $79 million and $106 million, respectively. Of the 2018 amount, $32 million is related to state tax liabilities, $29 million is related to state tax receivables not expected to be recovered and the remainder is related to NOL carryforwards. Of the 2017 amount, $74 million is related to state tax liabilities, $4 million is related to federal tax liabilities and the remainder is related to NOL carryforwards. If recognized, $61 million of the uncertain tax positions identified would have an effect on the effective tax rate. No material changes to the current uncertain tax positions are expected within the next 12 months. As of December 31, 2018 and 2017, we had accrued liabilities of $20 million and $23 million, respectively, for interest related to these uncertain tax positions. We recognize interest related to uncertain tax positions as a component of interest expense. Penalties, if any, related to uncertain tax positions would be recorded in other expenses.
A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows:

	2018	2017	2016
	($ in millions)
Unrecognized tax benefits at beginning of period	$106	$202	$280
Additions based on tax positions related to the current year	—	—	—
Additions to tax positions of prior years	—	4	33
Settlements	—	(100)	(111)
Expiration of the applicable statute of limitations	(23)	—	—
Reductions to tax positions of prior years	(4)	—	—
Unrecognized tax benefits at end of period	$79	$106	$202

Our federal and state income tax returns are subject to examination by federal and state tax authorities. Federal examination cycles 2010 through 2013 and 2014 through 2015 were settled with the Internal Revenue Service (IRS) during the first and third quarters of 2018, respectively. However, certain of these tax years remain open for purposes of adjusting federal net operating loss carryforwards upon utilization. Tax years 2016 through 2018 remain open for all purposes of examination by the IRS. In addition, tax years 2016 through 2018 as well as certain earlier years remain open for examination by state tax authorities. Currently, several state examinations are in progress of various years. We do not anticipate that the outcome of any state audit will have a significant impact on our results of operations or financial position.